UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2023
Templeton Global Income Fund
(Exact name of Registrant as Specified in Its Charter)

Delaware	811-05459	22-2864496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S.E. 2nd Street
Fort Lauderdale, Florida 33301-1923
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (954) 527-7500
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, without par value	GIM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
• Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On February 13, 2023, Templeton Global Income Fund (NYSE: GIM) (the “Fund”) announced that it has withdrawn the pending litigation to prevent the certification of the results of the Fund’s 2022 Annual Meeting of Shareholders  held on June 6, 2022 and, as such, the results will be certified and Saba Capital Management, L.P.’s nominees will be seated as trustees of the Fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Number	Description
99.1	Press Release dated February 13, 2023 - Templeton Global Income Fund Announces Withdrawal of Pending Litigation to Prevent the Certification of the Fund’s 2022 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2023	Templeton Global Income Fund

/s/ Lori A. Weber
Lori A. Weber
Vice President and Secretary